First Quarter 2014

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement First Quarter 2014

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Consolidated U.S. GAAP Results¹

Premium Income	$1,938.5	$1,930.9	$7,624.7	$7,716.1

Operating Revenue	$2,604.8	$2,614.5	$10,347.0	$10,459.2
Net Realized Investment Gain	6.3	10.3	6.8	56.2

Revenue	$2,611.1	$2,624.8	$10,353.8	$10,515.4

Net Income	$228.9	$212.6	$858.1	$894.4
Net Income Per Share:
Basic	$0.88	$0.79	$3.24	$3.18
Assuming Dilution	$0.88	$0.79	$3.23	$3.17

Operating Return on Equity
Unum US	13.4%	13.3%	13.6%	13.8%
Unum UK	18.1%	13.1%	14.0%	12.2%
Colonial Life	18.1%	17.8%	16.5%	16.8%
Core Operating Segments	14.8%	14.1%	14.2%	14.1%
Consolidated	11.0%	11.7%	11.4%	12.3%

Assets	$61,078.6	$61,611.4	$59,403.6	$62,236.1
Stockholders' Equity	$8,955.7	$8,557.8	$8,659.1	$8,612.6

Traditional U.S. Life Insurance Companies' Statutory Results²
After-tax Operating Income	$130.1	$193.8	$679.6	$649.8
Unclaimed Death Benefits Reserve Increase, After Tax	—	—	(62.1)	—

Net Gain from Operations, After Tax	130.1	193.8	617.5	649.8
Net Realized Gain (Loss), After Tax	2.8	(13.3)	(33.0)	(25.3)

Net Income	$132.9	$180.5	$584.5	$624.5

Capital and Surplus	$3,446.1	$3,446.5	$3,450.5	$3,426.5

Weighted Average Risk-based Capital Ratio	400%	396%	405%	396%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company.

Unum Group Capital Metrics

	3/31/2014		3/31/2013		12/31/2013		12/31/2012
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$8,955.7	$34.77	$8,557.8	$32.06	$8,659.1	$33.30	$8,612.6	$31.87
Net Unrealized Gain on Securities	325.3	1.26	792.4	2.97	135.7	0.52	873.5	3.23
Net Gain on Cash Flow Hedges	398.0	1.55	399.6	1.50	396.3	1.52	401.6	1.48
Subtotal	8,232.4	31.96	7,365.8	27.59	8,127.1	31.26	7,337.5	27.16
Foreign Currency Translation Adjustment	(39.5)	(0.16)	(142.5)	(0.53)	(47.1)	(0.18)	(72.6)	(0.26)
Subtotal	8,271.9	32.12	7,508.3	28.12	8,174.2	31.44	7,410.1	27.42
Unrecognized Pension and Postretirement Benefit Costs	(229.4)	(0.89)	(563.8)	(2.12)	(229.9)	(0.88)	(574.5)	(2.13)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (AOCI)	$8,501.3	$33.01	$8,072.1	$30.24	$8,404.1	$32.32	$7,984.6	$29.55

Dividends Paid	$38.3	$0.145	$35.7	$0.130	$146.5	$0.550	$133.8	$0.470

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Shares Repurchased (millions)	2.9	3.7	11.2	23.6
Cost of Shares Repurchased (millions)(1)	$100.1	$95.1	$318.6	$500.6
Price (UNM closing price on last trading day of period)	$35.31	$28.25	$35.08	$20.82

Leverage Ratio	25.5%	25.1%	23.0%	25.3%

Holding Company Cash and Marketable Securities	$822	$652	$514	$805

(1) Includes commissions of $0.2 million and $0.6 million for the years ended December 31, 2013 and 2012, respectively, and de minimis commissions for the three months ended March 31, 2014 and 2013, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb (Good)	BBB (Good)	Baa2 (Adequate)	BBB (Adequate)

Financial Strength Ratings
Provident Life and Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Life of America	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Colonial Life & Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Paul Revere Life	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Limited	Not Rated	Not Rated	Not Rated	A- (Strong)

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Revenue
Premium Income	$1,938.5	$1,930.9	$7,624.7	$7,716.1
Net Investment Income	612.5	621.1	2,492.1	2,515.2
Net Realized Investment Gain	6.3	10.3	6.8	56.2
Other Income	53.8	62.5	230.2	227.9
Total Revenue	2,611.1	2,624.8	10,353.8	10,515.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,631.3	1,648.5	6,595.7	6,722.2
Commissions	236.0	238.2	909.5	917.2
Interest and Debt Expense - Non-recourse Debt	1.9	2.3	8.5	11.5
Interest and Debt Expense - All Other Debt	36.0	34.8	140.9	133.9
Deferral of Acquisition Costs	(129.0)	(118.2)	(466.8)	(467.3)
Amortization of Deferred Acquisition Costs	118.6	123.8	418.9	378.7
Other Expenses	389.8	391.6	1,541.9	1,569.7
Total Benefits and Expenses	2,284.6	2,321.0	9,148.6	9,265.9

Income Before Income Tax	326.5	303.8	1,205.2	1,249.5
Income Tax Expense	97.6	91.2	347.1	355.1

Net Income	$228.9	$212.6	$858.1	$894.4

Average Weighted Shares Outstanding
Basic	259.4	269.4	264.7	281.4
Assuming Dilution	260.7	270.4	265.9	281.8

Actual Number of Shares Outstanding	257.6	267.0	260.0	270.2

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2014	3/31/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$32.7	$31.1	5.1%	$173.3	$182.2
Group Short-term Disability	19.8	15.8	25.3	101.9	97.4
Group Life and AD&D	41.3	36.8	12.2	199.4	207.5
Subtotal	93.8	83.7	12.1	474.6	487.1
Supplemental and Voluntary
Individual Disability - Recently Issued	14.6	15.2	(3.9)	52.2	57.0
Voluntary Benefits	103.3	98.6	4.8	218.8	216.4
Subtotal	117.9	113.8	3.6	271.0	273.4
Total Sales	$211.7	$197.5	7.2	$745.6	$760.5

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$60.0	$51.5	16.5%	$324.4	$334.9
Large Case Market	33.8	32.2	5.0	150.2	152.2
Subtotal	93.8	83.7	12.1	474.6	487.1
Supplemental and Voluntary	117.9	113.8	3.6	271.0	273.4
Total Sales	$211.7	$197.5	7.2	$745.6	$760.5

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2014	3/31/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Long-term Disability	$12.3	$10.9	12.8%	$50.5	$51.2
Group Life	4.0	4.5	(11.1)	21.4	38.0
Supplemental	1.0	1.0	—	3.9	4.9
Total Sales	$17.3	$16.4	5.5	$75.8	$94.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$7.6	$8.5	(10.6)%	$38.9	$38.7
Large Case Market	8.7	6.9	26.1	33.0	50.5
Subtotal	16.3	15.4	5.8	71.9	89.2
Supplemental	1.0	1.0	—	3.9	4.9
Total Sales	$17.3	$16.4	5.5	$75.8	$94.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£7.4	£7.0	5.7%	£32.2	£32.3
Group Life	2.4	2.9	(17.2)	13.7	24.1
Supplemental	0.6	0.6	—	2.5	3.1
Total Sales	£10.4	£10.5	(1.0)	£48.4	£59.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£4.5	£5.5	(18.2)%	£24.9	£24.4
Large Case Market	5.3	4.4	20.5	21.0	32.0
Subtotal	9.8	9.9	(1.0)	45.9	56.4
Supplemental	0.6	0.6	—	2.5	3.1
Total Sales	£10.4	£10.5	(1.0)	£48.4	£59.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2014	3/31/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Accident, Sickness, and Disability	$46.7	$43.9	6.4%	$238.2	$233.0
Life	14.2	13.5	5.2	68.1	67.3
Cancer and Critical Illness	11.1	10.2	8.8	61.3	61.6
Total Sales	$72.0	$67.6	6.5	$367.6	$361.9

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$51.7	$50.8	1.8%	$246.0	$248.3
Large Case Market	9.7	5.7	70.2	49.0	40.9
Subtotal	61.4	56.5	8.7	295.0	289.2
Public Sector	10.6	11.1	(4.5)	72.6	72.7
Total Sales	$72.0	$67.6	6.5	$367.6	$361.9

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2014	2013
Assets
Investments
Fixed Maturity Securities	$43,666.8	$42,344.4
Mortgage Loans	1,843.3	1,815.1
Policy Loans	3,268.3	3,276.0
Other Long-term Investments	565.0	566.0
Short-term Investments	1,189.5	913.4
Total Investments	50,532.9	48,914.9

Other Assets
Cash and Bank Deposits	76.2	94.1
Accounts and Premiums Receivable	1,664.4	1,647.8
Reinsurance Recoverable	4,837.6	4,806.5
Accrued Investment Income	756.3	700.2
Deferred Acquisition Costs	1,832.3	1,829.2
Goodwill	201.0	200.9
Property and Equipment	519.4	511.9
Income Tax Receivable	—	50.3
Other Assets	658.5	647.8
Total Assets	$61,078.6	$59,403.6

Liabilities
Policy and Contract Benefits	$1,569.2	$1,511.0
Reserves for Future Policy and Contract Benefits	43,932.5	43,099.1
Unearned Premiums	472.2	413.8
Other Policyholders’ Funds	1,672.2	1,658.4
Income Tax Payable	17.3	—
Deferred Income Tax	312.6	144.3
Short-term Debt	61.6	76.5
Long-term Debt - Non-recourse	425.0	440.0
Long-term Debt - All Other	2,523.2	2,172.0
Other Liabilities	1,137.1	1,229.4
Total Liabilities	52,122.9	50,744.5

Stockholders’ Equity
Common Stock	36.1	36.1
Additional Paid-in Capital	2,640.8	2,634.1
Accumulated Other Comprehensive Income	454.4	255.0
Retained Earnings	8,273.8	8,083.2
Treasury Stock	(2,449.4)	(2,349.3)
Total Stockholders’ Equity	8,955.7	8,659.1
Total Liabilities and Stockholders’ Equity	$61,078.6	$59,403.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2012	1,024.3	38.8	692.4	1,755.5
Capitalized	252.0	9.8	205.0	466.8
Amortized	(230.0)	(14.7)	(174.2)	(418.9)
Adjustment Related to Unrealized Investment Gains	5.2	—	20.2	25.4
Foreign Currency	—	0.4	—	0.4
Balances at December 31, 2013	1,051.5	34.3	743.4	1,829.2
Capitalized	74.3	2.2	52.5	129.0
Amortized	(70.9)	(3.2)	(44.5)	(118.6)
Adjustment Related to Unrealized Investment Losses	(0.6)	—	(6.7)	(7.3)
Balances at March 31, 2014	$1,054.3	$33.3	$744.7	$1,832.3

6. 1

Unum Group Balance Sheets by Segment - March 31, 2014

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,261.5	$2,518.3	$4,091.0	$15,870.8	$3,476.8	$2,566.9	$26,282.5	$2,335.9	$50,532.9
Deferred Acquisition Costs	59.3	51.8	943.2	1,054.3	33.3	744.7	—	—	1,832.3
Goodwill	1.5	—	187.5	189.0	12.0	—	—	—	201.0
All Other	687.6	219.6	496.6	1,403.8	271.3	230.9	6,114.8	491.6	8,512.4
Total Assets	$10,009.9	$2,789.7	$5,718.3	$18,517.9	$3,793.4	$3,542.5	$32,397.3	$2,827.5	$61,078.6

Liabilities
Reserves and Policyholder Benefits	$8,239.9	$1,703.0	$3,600.4	$13,543.3	$3,021.6	$2,076.8	$29,004.4	$—	$47,646.1
Debt	2.5	—	—	2.5	—	—	435.5	2,571.8	3,009.8
All Other	284.2	81.6	352.5	718.3	67.3	230.1	(58.0)	509.3	1,467.0
Total Liabilities	8,526.6	1,784.6	3,952.9	14,264.1	3,088.9	2,306.9	29,381.9	3,081.1	52,122.9

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,484.0	967.6	1,644.0	4,095.6	669.7	1,141.3	2,730.1	(404.3)	8,232.4
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(0.7)	37.5	121.4	158.2	34.8	94.3	285.3	150.7	723.3
Total Allocated Stockholders' Equity	1,483.3	1,005.1	1,765.4	4,253.8	704.5	1,235.6	3,015.4	(253.6)	8,955.7

Total Liabilities and Allocated Stockholders' Equity	$10,009.9	$2,789.7	$5,718.3	$18,517.9	$3,793.4	$3,542.5	$32,397.3	$2,827.5	$61,078.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,485.0	$2,478.2	$4,005.7	$15,968.9	$3,413.1	$2,487.6	$25,498.0	$1,547.3	$48,914.9
Deferred Acquisition Costs	55.9	49.9	945.7	1,051.5	34.3	743.4	—	—	1,829.2
Goodwill	1.5	—	187.5	189.0	11.9	—	—	—	200.9
All Other	509.7	204.5	460.7	1,174.9	194.8	251.9	6,066.2	770.8	8,458.6
Total Assets	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Liabilities
Reserves and Policyholder Benefits	$8,208.9	$1,689.3	$3,514.0	$13,412.2	$2,940.7	$2,046.9	$28,282.5	$—	$46,682.3
Debt	4.7	—	—	4.7	—	—	455.1	2,228.7	2,688.5
All Other	275.4	65.2	339.3	679.9	66.9	213.2	(87.9)	501.6	1,373.7
Total Liabilities	8,489.0	1,754.5	3,853.3	14,096.8	3,007.6	2,260.1	28,649.7	2,730.3	50,744.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.3	952.1	1,651.9	4,168.3	622.2	1,147.4	2,698.2	(509.0)	8,127.1
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	26.0	94.4	119.2	24.3	75.4	216.3	96.8	532.0
Total Allocated Stockholders' Equity	1,563.1	978.1	1,746.3	4,287.5	646.5	1,222.8	2,914.5	(412.2)	8,659.1

Total Liabilities and Allocated Stockholders' Equity	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2014	3/31/2013	% Change	12/31/2013	12/31/2012	% Change
Premium Income
Unum US	$1,152.5	$1,139.7	1.1%	$4,517.1	$4,456.5	1.4%
Unum UK	151.7	143.8	5.5	556.6	694.6	(19.9)
Colonial Life	316.4	307.1	3.0	1,232.2	1,194.5	3.2
Closed Block	317.9	340.3	(6.6)	1,318.8	1,370.5	(3.8)
	1,938.5	1,930.9	0.4	7,624.7	7,716.1	(1.2)
Net Investment Income
Unum US	226.4	235.7	(3.9)	929.6	952.3	(2.4)
Unum UK	33.6	30.8	9.1	148.5	170.8	(13.1)
Colonial Life	36.9	39.7	(7.1)	145.4	138.6	4.9
Closed Block	316.3	313.1	1.0	1,272.3	1,230.5	3.4
Corporate	(0.7)	1.8	(138.9)	(3.7)	23.0	(116.1)
	612.5	621.1	(1.4)	2,492.1	2,515.2	(0.9)
Other Income
Unum US	30.9	36.7	(15.8)	128.3	124.6	3.0
Unum UK	(0.1)	0.1	N.M.	0.1	0.1	—
Colonial Life	(0.1)	—	(100.0)	0.2	0.3	(33.3)
Closed Block	21.6	24.1	(10.4)	93.9	100.1	(6.2)
Corporate	1.5	1.6	(6.3)	7.7	2.8	175.0
	53.8	62.5	(13.9)	230.2	227.9	1.0
Total Operating Revenue
Unum US	1,409.8	1,412.1	(0.2)	5,575.0	5,533.4	0.8
Unum UK	185.2	174.7	6.0	705.2	865.5	(18.5)
Colonial Life	353.2	346.8	1.8	1,377.8	1,333.4	3.3
Closed Block	655.8	677.5	(3.2)	2,685.0	2,701.1	(0.6)
Corporate	0.8	3.4	(76.5)	4.0	25.8	(84.5)
	$2,604.8	$2,614.5	(0.4)	$10,347.0	$10,459.2	(1.1)

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2014	3/31/2013	% Change	12/31/2013	12/31/2012	% Change
Benefits and Expenses
Unum US	$1,199.0	$1,204.0	(0.4)%	$4,706.4	$4,686.3	0.4%
Unum UK	148.7	143.4	3.7	573.2	734.2	(21.9)
Colonial Life	273.8	271.4	0.9	1,113.0	1,059.1	5.1
Closed Block	626.7	650.2	(3.6)	2,575.6	2,605.6	(1.2)
Corporate	35.0	37.1	(5.7)	147.5	134.3	9.8
	2,283.2	2,306.1	(1.0)	9,115.7	9,219.5	(1.1)
Income (Loss) Before Income Tax, Net Realized Investment Gain, and Non-operating Retirement-related Loss
Unum US	210.8	208.1	1.3	868.6	847.1	2.5
Unum UK	36.5	31.3	16.6	132.0	131.3	0.5
Colonial Life	79.4	75.4	5.3	264.8	274.3	(3.5)
Closed Block	29.1	27.3	6.6	109.4	95.5	14.6
Corporate	(34.2)	(33.7)	(1.5)	(143.5)	(108.5)	(32.3)
	321.6	308.4	4.3	1,231.3	1,239.7	(0.7)
Income Tax Expense	95.9	92.8	3.3	355.7	352.2	1.0

Income Before Net Realized Investment Gain and Non-operating Retirement-related Loss	225.7	215.6	4.7	875.6	887.5	(1.3)

Net Realized Investment Gain, Net of Tax	4.1	6.7	(38.8)	3.9	37.1	(89.5)

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(9.7)	90.7	(21.4)	(30.2)	29.1

Net Income	$228.9	$212.6	7.7	$858.1	$894.4	(4.1)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Premium Income
Unum US	$1,152.5	$1,121.3	$1,124.6	$1,131.5	$1,139.7	$1,117.6	$1,111.9	$1,115.0	$1,112.0
Unum UK	151.7	137.9	137.3	137.6	143.8	175.5	175.2	173.2	170.7
Colonial Life	316.4	308.1	309.1	307.9	307.1	301.9	299.4	296.9	296.3
Closed Block	317.9	323.4	326.3	328.8	340.3	342.2	342.9	342.5	342.9
	1,938.5	1,890.7	1,897.3	1,905.8	1,930.9	1,937.2	1,929.4	1,927.6	1,921.9
Net Investment Income
Unum US	226.4	229.7	233.1	231.1	235.7	240.5	236.3	236.9	238.6
Unum UK	33.6	42.0	30.3	45.4	30.8	50.3	34.8	49.2	36.5
Colonial Life	36.9	35.1	36.3	34.3	39.7	35.1	33.9	34.0	35.6
Closed Block	316.3	327.7	315.4	316.1	313.1	317.1	307.3	304.5	301.6
Corporate	(0.7)	(5.1)	0.4	(0.8)	1.8	—	6.9	8.9	7.2
	612.5	629.4	615.5	626.1	621.1	643.0	619.2	633.5	619.5
Other Income
Unum US	30.9	29.3	30.2	32.1	36.7	31.5	31.3	30.7	31.1
Unum UK	(0.1)	—	0.1	(0.1)	0.1	—	—	—	0.1
Colonial Life	(0.1)	0.1	—	0.1	—	0.1	—	0.1	0.1
Closed Block	21.6	22.4	23.6	23.8	24.1	21.2	26.4	26.6	25.9
Corporate	1.5	5.0	0.3	0.8	1.6	0.6	0.4	1.5	0.3
	53.8	56.8	54.2	56.7	62.5	53.4	58.1	58.9	57.5
Total Operating Revenue
Unum US	1,409.8	1,380.3	1,387.9	1,394.7	1,412.1	1,389.6	1,379.5	1,382.6	1,381.7
Unum UK	185.2	179.9	167.7	182.9	174.7	225.8	210.0	222.4	207.3
Colonial Life	353.2	343.3	345.4	342.3	346.8	337.1	333.3	331.0	332.0
Closed Block	655.8	673.5	665.3	668.7	677.5	680.5	676.6	673.6	670.4
Corporate	0.8	(0.1)	0.7	—	3.4	0.6	7.3	10.4	7.5
	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0	$2,598.9

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Benefits and Expenses
Unum US	$1,199.0	$1,153.6	$1,168.1	$1,180.7	$1,204.0	$1,177.4	$1,163.2	$1,169.9	$1,175.8
Unum UK	148.7	144.0	136.4	149.4	143.4	190.8	182.5	192.4	168.5
Colonial Life	273.8	294.0	276.4	271.2	271.4	268.8	264.6	263.4	262.3
Closed Block	626.7	646.7	639.6	639.1	650.2	651.7	651.0	647.9	655.0
Corporate	35.0	39.7	33.6	37.1	37.1	35.2	34.7	36.3	28.1
	2,283.2	2,278.0	2,254.1	2,277.5	2,306.1	2,323.9	2,296.0	2,309.9	2,289.7
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	210.8	226.7	219.8	214.0	208.1	212.2	216.3	212.7	205.9
Unum UK	36.5	35.9	31.3	33.5	31.3	35.0	27.5	30.0	38.8
Colonial Life	79.4	49.3	69.0	71.1	75.4	68.3	68.7	67.6	69.7
Closed Block	29.1	26.8	25.7	29.6	27.3	28.8	25.6	25.7	15.4
Corporate	(34.2)	(39.8)	(32.9)	(37.1)	(33.7)	(34.6)	(27.4)	(25.9)	(20.6)
	321.6	298.9	312.9	311.1	308.4	309.7	310.7	310.1	309.2
Income Tax Expense	95.9	82.0	88.3	92.6	92.8	84.7	86.7	84.8	96.0

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	225.7	216.9	224.6	218.5	215.6	225.0	224.0	225.3	213.2

Net Realized Investment Gain (Loss), Net of Tax	4.1	5.8	(17.2)	8.6	6.7	16.4	13.8	(1.4)	8.3

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(1.5)	(1.7)	(8.5)	(9.7)	(7.5)	(7.6)	(7.5)	(7.6)

Net Income	$228.9	$221.2	$205.7	$218.6	$212.6	$233.9	$230.2	$216.4	$213.9

Net Income Per Common Share - Assuming Dilution	$0.88	$0.84	$0.78	$0.82	$0.79	$0.85	$0.83	$0.76	$0.73

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income	$1,152.5	$1,139.7	$4,517.1	$4,456.5
Net Investment Income	226.4	235.7	929.6	952.3
Other Income	30.9	36.7	128.3	124.6
Total	1,409.8	1,412.1	5,575.0	5,533.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	809.5	807.9	3,222.4	3,238.6
Commissions	136.5	135.9	505.2	507.5
Deferral of Acquisition Costs	(74.3)	(64.0)	(252.0)	(249.2)
Amortization of Deferred Acquisition Costs	70.9	76.7	230.0	196.5
Other Expenses	256.4	247.5	1,000.8	992.9
Total	1,199.0	1,204.0	4,706.4	4,686.3

Income Before Income Tax and Net Realized Investment Gains and Losses	210.8	208.1	868.6	847.1
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	75.4	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	(85.0)	—
Operating Income	$210.8	$208.1	$859.0	$847.1

Operating Ratios (% of Premium Income):
Benefit Ratio	70.2%	70.9%	71.3%	72.7%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments			71.6%
Other Expense Ratio	22.2%	21.7%	22.2%	22.3%
Income Ratio	18.3%	18.3%	19.2%	19.0%
Operating Income Ratio	18.3%	18.3%	19.0%	19.0%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$383.5	$392.7	$1,553.9	$1,578.8
Group Short-term Disability	137.3	131.0	519.6	476.7
Total Premium Income	520.8	523.7	2,073.5	2,055.5
Net Investment Income	132.4	141.5	550.1	576.9
Other Income	21.8	27.8	95.6	93.7
Total	675.0	693.0	2,719.2	2,726.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	432.5	441.4	1,732.9	1,741.6
Commissions	41.4	43.6	164.0	159.3
Deferral of Acquisition Costs	(9.9)	(6.7)	(29.6)	(26.3)
Amortization of Deferred Acquisition Costs	6.5	5.2	21.1	18.3
Other Expenses	136.0	131.6	532.4	540.1
Total	606.5	615.1	2,420.8	2,433.0

Operating Income	$68.5	$77.9	$298.4	$293.1

Operating Ratios (% of Premium Income):
Benefit Ratio	83.0%	84.3%	83.6%	84.7%
Other Expense Ratio	26.1%	25.1%	25.7%	26.3%
Operating Income Ratio	13.2%	14.9%	14.4%	14.3%

Persistency:
Group Long-term Disability	88.9%	88.9%	87.2%	90.7%
Group Short-term Disability	88.1%	89.8%	88.0%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Life	$309.9	$302.2	$1,213.9	$1,182.1
Accidental Death & Dismemberment	30.6	30.9	121.6	115.3
Total Premium Income	340.5	333.1	1,335.5	1,297.4
Net Investment Income	35.2	35.7	142.6	146.9
Other Income	0.4	0.5	1.8	1.9
Total	376.1	369.3	1,479.9	1,446.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	239.3	235.3	909.9	936.4
Commissions	28.5	28.4	108.9	104.6
Deferral of Acquisition Costs	(7.2)	(5.7)	(24.7)	(22.4)
Amortization of Deferred Acquisition Costs	5.3	4.1	15.6	13.6
Other Expenses	50.4	49.3	198.2	193.1
Total	316.3	311.4	1,207.9	1,225.3

Income Before Income Tax and Net Realized Investment Gains and Losses	59.8	57.9	272.0	220.9
UDB Reserve Increase	—	—	49.1	—
Waiver Reserve Reduction	—	—	(85.0)	—
Operating Income	$59.8	$57.9	$236.1	$220.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.3%	70.6%	68.1%	72.2%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments			70.8%
Other Expense Ratio	14.8%	14.8%	14.8%	14.9%
Income Ratio	17.6%	17.4%	20.4%	17.0%
Operating Income Ratio	17.6%	17.4%	17.7%	17.0%

Persistency:
Group Life	89.5%	88.9%	88.1%	90.6%
Accidental Death & Dismemberment	89.6%	89.9%	88.8%	90.0%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$115.9	$120.1	$465.3	$477.6
Voluntary Benefits	175.3	162.8	642.8	626.0
Total Premium Income	291.2	282.9	1,108.1	1,103.6
Net Investment Income	58.8	58.5	236.9	228.5
Other Income	8.7	8.4	30.9	29.0
Total	358.7	349.8	1,375.9	1,361.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	137.7	131.2	579.6	560.6
Commissions	66.6	63.9	232.3	243.6
Deferral of Acquisition Costs	(57.2)	(51.6)	(197.7)	(200.5)
Amortization of Deferred Acquisition Costs	59.1	67.4	193.3	164.6
Other Expenses	70.0	66.6	270.2	259.7
Total	276.2	277.5	1,077.7	1,028.0

Income Before Income Tax and Net Realized Investment Gains and Losses	82.5	72.3	298.2	333.1
UDB Reserve Increase	—	—	26.3	—
Operating Income	$82.5	$72.3	$324.5	$333.1

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	27.2%	25.2%	29.6%	31.2%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	49.0%	46.2%	51.3%	52.4%
Voluntary Benefits	46.1%	46.5%	53.0%	49.5%
Benefit Ratio Excluding the UDB Reserve Increase
Voluntary Benefits			48.9%
Other Expense Ratio	24.0%	23.5%	24.4%	23.5%
Income Ratio	28.3%	25.6%	26.9%	30.2%
Operating Income Ratio	28.3%	25.6%	29.3%	30.2%

Persistency:
Individual Disability - Recently Issued	90.6%	90.6%	90.5%	91.4%
Voluntary Benefits	78.0%	77.2%	77.0%	78.9%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$103.0	$97.9	$389.9	$409.7
Group Life	34.8	31.0	106.4	221.3
Supplemental	13.9	14.9	60.3	63.6
Total Premium Income	151.7	143.8	556.6	694.6
Net Investment Income	33.6	30.8	148.5	170.8
Other Income	(0.1)	0.1	0.1	0.1
Total	185.2	174.7	705.2	865.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	106.4	100.0	413.3	541.4
Commissions	9.9	10.3	38.0	42.6
Deferral of Acquisition Costs	(2.2)	(2.3)	(9.8)	(11.8)
Amortization of Deferred Acquisition Costs	3.2	4.1	14.7	15.7
Other Expenses	31.4	31.3	117.0	146.3
Total	148.7	143.4	573.2	734.2

Operating Income	$36.5	$31.3	$132.0	$131.3

Operating Ratios (% of Premium Income):
Benefit Ratio	70.1%	69.5%	74.3%	77.9%
Other Expense Ratio	20.7%	21.8%	21.0%	21.1%
Operating Income Ratio	24.1%	21.8%	23.7%	18.9%

Persistency:
Group Long-term Disability	86.3%	82.2%	82.2%	84.0%
Group Life	69.7%	66.7%	66.7%	82.5%
Supplemental	85.2%	78.8%	78.8%	84.6%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	£62.2	£63.1	£249.2	£258.4
Group Life	21.0	20.0	68.2	139.6
Supplemental	8.4	9.7	38.5	40.1
Total Premium Income	91.6	92.8	355.9	438.1
Net Investment Income	20.3	19.8	94.9	107.7
Other Income	—	—	0.1	—
Total	111.9	112.6	450.9	545.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	64.3	64.5	264.5	341.4
Commissions	6.0	6.6	24.3	26.9
Deferral of Acquisition Costs	(1.3)	(1.5)	(6.2)	(7.5)
Amortization of Deferred Acquisition Costs	1.9	2.7	9.3	9.9
Other Expenses	19.0	20.1	74.7	92.2
Total	89.9	92.4	366.6	462.9

Operating Income	£22.0	£20.2	£84.3	£82.9

Weighted Average Pound/Dollar Exchange Rate	1.659	1.550	1.566	1.584

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$189.1	$184.8	$738.7	$724.5
Life	57.4	54.8	221.1	209.7
Cancer and Critical Illness	69.9	67.5	272.4	260.3
Total Premium Income	316.4	307.1	1,232.2	1,194.5
Net Investment Income	36.9	39.7	145.4	138.6
Other Income	(0.1)	—	0.2	0.3
Total	353.2	346.8	1,377.8	1,333.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	159.8	161.3	667.0	627.3
Commissions	63.5	64.0	252.5	254.5
Deferral of Acquisition Costs	(52.5)	(51.9)	(205.0)	(206.3)
Amortization of Deferred Acquisition Costs	44.5	43.0	174.2	166.5
Other Expenses	58.5	55.0	224.3	217.1
Total	273.8	271.4	1,113.0	1,059.1

Income Before Income Tax and Net Realized Investment Gains and Losses	79.4	75.4	264.8	274.3
UDB Reserve Increase	—	—	20.1	—
Operating Income	$79.4	$75.4	$284.9	$274.3

Operating Ratios (% of Premium Income):
Benefit Ratio	50.5%	52.5%	54.1%	52.5%
Benefit Ratio Excluding the UDB Reserve Increase			52.5%
Other Expense Ratio	18.5%	17.9%	18.2%	18.2%
Income Ratio	25.1%	24.6%	21.5%	23.0%
Operating Income Ratio	25.1%	24.6%	23.1%	23.0%

Persistency:
Accident, Sickness, and Disability	74.7%	75.8%	75.2%	75.7%
Life	84.8%	85.5%	85.2%	85.7%
Cancer and Critical Illness	82.4%	84.1%	83.1%	84.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability	$161.1	$181.8	$687.5	$736.4
Long-term Care	156.5	158.8	630.6	631.9
All Other	0.3	(0.3)	0.7	2.2
Total Premium Income	317.9	340.3	1,318.8	1,370.5
Net Investment Income	316.3	313.1	1,272.3	1,230.5
Other Income	21.6	24.1	93.9	100.1
Total	655.8	677.5	2,685.0	2,701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	555.6	579.3	2,293.0	2,314.9
Commissions	26.1	28.0	113.8	112.6
Interest and Debt Expense	1.9	2.2	8.4	10.4
Other Expenses	43.1	40.7	160.4	167.7
Total	626.7	650.2	2,575.6	2,605.6

Operating Income	$29.1	$27.3	$109.4	$95.5

Interest Adjusted Loss Ratios:
Individual Disability	81.5%	81.5%	82.6%	83.0%
Long-term Care	84.7%	89.5%	89.6%	90.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.6%	12.0%	12.2%	12.2%
Operating Income Ratio	9.2%	8.0%	8.3%	7.0%

Persistency:
Individual Disability	91.4%	92.5%	91.8%	92.5%
Long-term Care	95.3%	95.5%	95.5%	95.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2014	3/31/2013	12/31/2013	12/31/2012
Operating Revenue
Net Investment Income	$(0.7)	$1.8	$(3.7)	$23.0
Other Income	1.5	1.6	7.7	2.8
Total	0.8	3.4	4.0	25.8

Interest and Other Expenses	35.0	37.1	147.5	134.3

Operating Loss	$(34.2)	$(33.7)	$(143.5)	$(108.5)

Unum Group Reserves

	March 31, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,725.0	$584.6	29.9%	$7,309.6	$65.0	$7,244.6
Group Life and Accidental Death & Dismemberment	70.6	0.4	700.2	198.3	3.7	969.1	2.6	966.5
Individual Disability - Recently Issued	554.6	3.5	1,176.3	124.0	5.3	1,854.9	113.1	1,741.8
Voluntary Benefits	1,309.9	8.1	51.5	73.4	0.5	1,434.8	29.3	1,405.5
Unum US Segment	1,935.1	12.0	8,653.0	980.3	39.4	11,568.4	210.0	11,358.4

Unum UK Segment	24.9	0.2	2,313.6	155.9	10.1	2,494.4	124.1	2,370.3

Colonial Life Segment	1,592.8	9.9	278.2	136.0	1.7	2,007.0	14.3	1,992.7

Individual Disability	824.5	5.1	10,285.5	298.0	43.2	11,408.0	1,542.1	9,865.9
Long-term Care	5,913.9	36.8	895.8	97.3	4.1	6,907.0	43.0	6,864.0
Other	5,796.3	36.0	227.0	153.9	1.5	6,177.2	4,934.5	1,242.7
Closed Block Segment	12,534.7	77.9	11,408.3	549.2	48.8	24,492.2	6,519.6	17,972.6

Subtotal	$16,087.5	100.0%	$22,653.1	$1,821.4	100.0%	40,562.0	6,868.0	33,694.0

Adjustment to Reserves for Unrealized Gain on Securities						4,939.7	309.9	4,629.8

Consolidated						$45,501.7	$7,177.9	$38,323.8

The increase in the adjustment to reserves for unrealized gain on securities, relative to year-end 2013, was due primarily to a decrease in both U.S. Treasury rates and credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2013
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,810.3	$569.1	30.1%	$7,379.4	$66.6	$7,312.8
Group Life and Accidental Death & Dismemberment	72.3	0.5	713.2	201.1	3.7	986.6	2.5	984.1
Individual Disability - Recently Issued	558.3	3.5	1,155.7	124.4	5.2	1,838.4	104.3	1,734.1
Voluntary Benefits	1,298.4	8.1	48.9	73.2	0.5	1,420.5	29.2	1,391.3
Unum US Segment	1,929.0	12.1	8,728.1	967.8	39.5	11,624.9	202.6	11,422.3

Unum UK Segment	24.9	0.1	2,286.0	171.7	10.0	2,482.6	130.1	2,352.5

Colonial Life Segment	1,577.6	9.9	274.1	134.1	1.7	1,985.8	13.9	1,971.9

Individual Disability	859.3	5.4	10,346.8	281.9	43.3	11,488.0	1,545.0	9,943.0
Long-term Care	5,791.4	36.3	865.7	94.8	3.9	6,751.9	42.6	6,709.3
Other	5,783.8	36.2	234.4	150.2	1.6	6,168.4	4,915.2	1,253.2
Closed Block Segment	12,434.5	77.9	11,446.9	526.9	48.8	24,408.3	6,502.8	17,905.5

Subtotal	$15,966.0	100.0%	$22,735.1	$1,800.5	100.0%	40,501.6	6,849.4	33,652.2

Adjustment to Reserves for Unrealized Gain on Securities						4,108.5	263.8	3,844.7

Consolidated						$44,610.1	$7,113.2	$37,496.9

14. 1

Unum Group Investments

	3/31/2014			3/31/2014	12/31/2013
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,338.8	64.9%	Duration Weighted Book Yield	6.25%	6.28%
Asset-Backed Securities (1)	95.2	0.2	Average Duration (in years)	7.51	7.42
Residential Mortgage-Backed Securities (2)	2,063.5	4.7
Commercial Mortgage-Backed Securities	128.0	0.3
Private Placements	5,309.2	12.2
High Yield	3,239.2	7.4
Government Securities	2,527.7	5.8
Municipal Securities (3)	1,926.8	4.4
Redeemable Preferred Stocks	38.4	0.1
Total	$43,666.8	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.5%	8.5%	Total Non-Current Investments	$39.9	$39.9
Aa	9.4	9.6	Total Schedule BA Assets	$477.4	$475.2
A	30.6	31.4
Baa	43.4	43.0
Below Baa	8.1	7.5
Total	100.0%	100.0%

(1) Includes $0.4 million of high yield asset-backed securities.
(2) Includes $37.1 million of high yield mortgage-backed securities.
(3) Includes $17.8 million of high yield taxable municipal securities.

Unum Group Investments at March 31, 2014

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,788.2	$237.6	$358.2	$22.7	$2,430.0	$260.3
Capital Goods	3,756.7	430.7	255.3	6.6	3,501.4	437.3
Communications	2,890.3	414.0	236.2	7.4	2,654.1	421.4
Consumer Cyclical	1,267.9	146.3	8.8	0.1	1,259.1	146.4
Consumer Non-Cyclical	5,779.3	672.3	602.0	28.0	5,177.3	700.3
Energy (Oil & Gas)	3,772.9	549.3	249.7	10.4	3,523.2	559.7
Financial Institutions	3,389.8	323.7	129.4	2.0	3,260.4	325.7
Mortgage/Asset-Backed	2,286.7	184.2	263.8	2.6	2,022.9	186.8
Sovereigns	1,371.0	165.3	34.8	1.0	1,336.2	166.3
Technology	964.6	70.9	230.9	7.5	733.7	78.4
Transportation	1,474.4	192.7	95.2	3.3	1,379.2	196.0
U.S. Government Agencies and Municipalities	3,083.5	392.1	257.2	20.2	2,826.3	412.3
Public Utilities	10,803.1	1,366.3	677.2	28.0	10,125.9	1,394.3
Redeemable Preferred Stocks	38.4	5.4	—	—	38.4	5.4
Total	$43,666.8	$5,150.8	$3,398.7	$139.8	$40,268.1	$5,290.6

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$410.9	$4.6		$109.5	$1.2
91 through 180 days	45.5	0.3		19.4	0.7
181 through 270 days	153.2	2.9		18.6	0.9
271 days to 1 year	1,923.2	85.6		348.0	8.1
Greater than 1 year	225.3	20.1		145.1	15.4
Total	$2,758.1	$113.5		$640.6	$26.3

15. 1

Appendix to Statistical Supplement

2013 Significant Items

Year ended December 31, 2013 results included the following:

•
Claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	A reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our Company's performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC, and short-term debt arising from securities lending agreements; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses, non-operating retirement-related gains or losses, unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.1.

16

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2014	2013				2012
	(in millions)
Operating Revenue	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0	$2,598.9
Net Realized Investment Gain (Loss)	6.3	9.3	(26.1)	13.3	10.3	24.6	21.3	(2.1)	12.4
Total Revenue	$2,611.1	$2,586.2	$2,540.9	$2,601.9	$2,624.8	$2,658.2	$2,628.0	$2,617.9	$2,611.3

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Year Ended December 31, 2013
Unum US	$563.1	$4,141.8	13.6%
Unum UK	104.5	744.3	14.0%
Colonial Life	185.2	1,122.6	16.5%
Core Operating Segments	852.8	6,008.7	14.2%
Closed Block	71.3	2,580.4
Corporate	(41.6)	(856.8)
Total	$882.5	$7,732.3	11.4%

Year Ended December 31, 2012
Unum US	$555.3	$4,024.1	13.8%
Unum UK	99.2	811.2	12.2%
Colonial Life	178.3	1,064.4	16.8%
Core Operating Segments	832.8	5,899.7	14.1%
Closed Block	62.3	2,234.2
Corporate	(7.6)	(892.1)
Total	$887.5	$7,241.8	12.3%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on pages 2 and 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Three Months Ended March 31, 2014
Unum US	$138.1	$4,131.9	13.4%
Unum UK	29.3	646.0	18.1%
Colonial Life	51.6	1,144.4	18.1%
Core Operating Segments	219.0	5,922.3	14.8%
Closed Block	19.3	2,714.2
Corporate	(12.6)	(456.7)
Total	$225.7	$8,179.8	11.0%

Three Months Ended March 31, 2013
Unum US	$136.4	$4,118.5	13.3%
Unum UK	24.3	743.1	13.1%
Colonial Life	49.0	1,103.8	17.8%
Core Operating Segments	209.7	5,965.4	14.1%
Closed Block	17.6	2,489.1
Corporate	(11.7)	(1,102.9)
Total	$215.6	$7,351.6	11.7%

(2) Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 2.

Average allocated equity for the year ended December 31, 2012 is computed as follows:

(in millions)	12/31/2012	12/31/2011
Total Stockholders' Equity, As Reported	$8,612.6	$8,169.7
Net Unrealized Gain on Securities	873.5	614.8
Net Gain on Cash Flow Hedges	401.6	408.7
Total Stockholders' Equity, As Adjusted	$7,337.5	$7,146.2

Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,241.8

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2014	2013	2013	2012
	(in millions)
Debt, As Reported	$3,009.8	$2,910.2	$2,688.5	$3,211.2
Excluding Securities Lending Agreements	61.6	236.3	76.5	455.8
Excluding Non-recourse Debt	425.0	485.0	440.0	562.5
Debt, As Adjusted	$2,523.2	$2,188.9	$2,172.0	$2,192.9

Total Stockholders' Equity, As Reported	$8,955.7	$8,557.8	$8,659.1	$8,612.6
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	723.3	1,192.0	532.0	1,275.1
Excluding Northwind and Tailwind Capital	848.5	850.1	846.4	870.6
	7,383.9	6,515.7	7,280.7	6,466.9
Debt, As Adjusted	2,523.2	2,188.9	2,172.0	2,192.9
Total Capital, As Adjusted	$9,907.1	$8,704.6	$9,452.7	$8,659.8

Leverage Ratio	25.5%	25.1%	23.0%	25.3%

	Three Months Ended March 31
	2014		2013
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$225.7	$0.87	$215.6	$0.80
Net Realized Investment Gain, Net of Tax	4.1	0.01	6.7	0.03
Non-operating Retirement-related Loss, Net of Tax	(0.9)	—	(9.7)	(0.04)
Net Income	$228.9	$0.88	$212.6	$0.79

* Assuming Dilution

	Year Ended December 31
(in millions)	2013	2012
After-tax Operating Income	$882.5	$887.5
Net Realized Investment Gain, Net of Tax	3.9	37.1
Non-operating Retirement-related Loss, Net of Tax	(21.4)	(30.2)
UDB Reserve Increase, Net of Tax	(62.1)	—
Waiver Reserve Reduction, Net of Tax	55.2	—
Net Income	$858.1	$894.4

16. 3